                                                                    Exhibit 31.1

                                 CERTIFICATIONS

      I, MICHAEL WARREN, CERTIFY THAT:

      1. I have  reviewed  this  quarterly  report on Form 10-Q of BNS  Holding,
Inc.;

      2. Based  on my  knowledge,  this  report  does  not  contain  any  untrue statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the  circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

      3. Based on my knowledge,  the financial  statements,  and other financial information included in this report, fairly present in all material respects the financial  condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

      4. The registrant's other certifying  officer(s) and I are responsible for establishing and maintaining  disclosure  controls and procedures (as defined in
Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

            (a)   Designed such disclosure  controls and  procedures,  or caused such  disclosure  controls and procedures to be designed under our supervision,  to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

            (b)   Evaluated the  effectiveness  of the  registrant's  disclosure controls  and  procedures  and  presented  in this  report our conclusions  about  the  effectiveness  of  the  controls  and procedures, as of the end of the period covered by this report based on such evaluation; and

            (c)   Disclosed  in  this  report  any  change  in the  registrant's internal control over financial reporting that occurred during the registrant's  most recent fiscal quarter (the registrant's fourth  fiscal  quarter in the case of an annual  report) that has materially affected, or is reasonably likely to materially affect,  the  registrant's  internal  control  over  financial reporting; and

      5. The  registrant's  other  certifying  officer(s) and I have  disclosed, based  on  our  most  recent  evaluation  of  internal  control  over  financial reporting,  to  the  registrant's  auditors  and  the  audit  committee  of  the
registrant's   board  of  directors  (or  persons   performing   the  equivalent
functions):

            (a)   All significant  deficiencies  and material  weaknesses in the
                  design  or  operation  of  internal   control  over  financial
                  reporting which are reasonably  likely to adversely affect the registrant's ability to record, process,  summarize and report financial information; and

            (b)   Any fraud,  whether or not material,  that involves management or  other  employees  who  have  a  significant  role  in  the registrant's internal control over financial reporting.

Dated: June 14, 2007                   /s/ Michael Warren
                                       -----------------------------------------
                                       Michael Warren
                                       Chief Executive Officer